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                                                                    EXHIBIT 23.4

Devon Energy Corporation
20 North Broadway
Oklahoma City, Oklahoma
U.S.A. 73102-8260


                      CONSENT OF AJM PETROLEUM CONSULTANTS

We consent to the reference in this Registration Statement of Devon Energy Corporation on Form S-3 to our firm name and to our appraisal report relating to Canadian reserves for Devon Energy Corporation as of December 31, 2002, incorporated herein by reference.

                                         AJM PETROLEUM CONSULTANTS

                                         By: /s/ ROBIN G. BERTRAM
                                             ----------------------------------
                                             Name:  Robin G. Bertram, P. Eng.
                                             Title: Vice President, Engineering


April 30, 2003